UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 16, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT

(Address of principal executive offices)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 16, 2014, First Interstate BancSystem, Inc. (the “Company”), parent company of First Interstate Bank, issued a press release announcing anticipated branch closures in conjunction with the expected merger of Mountain West Bank, National Association (“Mountain West Bank”) into First Interstate Bank. The eight anticipated closures are conditioned upon the completion of the acquisition by merger of Mountain West Financial Corp., parent company of Mountain West Bank, by the Company and regulatory approval of the merger of Mountain West Bank into First Interstate Bank.

The press release also notifies customers of Mountain West Bank that at the close of business on October 17, 2014, all accounts currently maintained at the closing branches will be automatically transferred to the most convenient First Interstate Bank branch location and that starting Monday, October 20, 2014, Mountain West Bank customers will be able to conduct their banking transactions at any First Interstate Bank location throughout Montana, Wyoming and South Dakota.

Cautionary Note Regarding Forward Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about the Company’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements, including the possibility that the merger and the subsequent bank merger may not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all.

All forward-looking statements attributable to the Company’s or the combined company’s or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 – Press Release dated July 16, 2014 announcing anticipated branch closures in conjunction with the expected merger of Mountain West Bank, National Association into First Interstate Bank.

Additional Information About the Merger and Where to Find it

The Company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus and other relevant materials in connection with the merger, including the merger agreement. The proxy statement/prospectus has been mailed to the shareholders of Mountain West Financial Corp. The Company’s registration statement on Form S-4 has been declared effective, and on May 13, 2014, the Company was informed by Mountain West Financial Corp. that, at its special meeting of stockholders held for the purpose on such date, the merger agreement and the merger to be effected pursuant thereto was approved by the Mountain West Financial Corp. stockholders. Investors are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about Mountain West Financial Corp., the Company and the merger.

The proxy statement/prospectus and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors may obtain free copies of the documents filed by the Company with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer

Exhibit Index

Exhibit 99.1	Press Release dated July 16, 2014